UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 25, 2008
CNX GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Penn Center West, Suite 401 Pittsburgh, Pennsylvania	15276
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:
(412) 200-6700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On March 25, 2008, the Board of Directors of CNX Gas Corporation (the “Company”) received a letter from J. Brett Harvey, President and Chief Executive Officer of CONSOL Energy Inc. (“CONSOL”) stating that CONSOL has determined to terminate its proposed exchange offer to acquire all of the shares of common stock of the Company that CONSOL does not currently own. A copy of the letter from CONSOL to the Board of Directors of the Company is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION

By:	/s/ Stephen W. Johnson

Name: Stephen W. Johnson Title: Executive Vice President and General Counsel
Dated: March 25, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from J. Brett Harvey, dated March 25, 2008.